Exhibit 99.1

Corium Investor Update January 2017

Forward-looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, future financial and operating performance, business plans and objectives, potential growth and market opportunities, financing plans, competitive position, industry environment, product pipeline, clinical trial timing and plans, cash and resource requirements, clinical and regulatory pathways for our development programs, the achievement of clinical and commercial milestones, the advancement of our technologies and our proprietary, co-developed and partnered products and product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to our future financial performance, market acceptance of our proprietary technology platforms for transdermal drug delivery, our ability to develop and maintain partnerships, our ability to identify, develop and market new products in a timely manner, our ability to maintain, protect and enhance our brand and intellectual property, and our ability to continue to stay in compliance with applicable laws and regulations. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail in our filings with the Securities and Exchange Commission (“SEC”), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law.

Transdermal solutions that transform care Leading Transdermal Product Innovation Vision Building a robust pipeline of novel CNS products Streamlined path for donepezil Alzheimer’s program Approach Lead Product 10+ years of development & manufacturing expertise Core Strengths

Proven Leadership Team Peter Staple Chief Executive Officer Robert Breuil Chief Financial Officer Joseph Sarret, MD Chief Business Officer Bobby Singh, PhD Chief Technology Officer Tim Sweemer, CPA Chief Accounting Officer Dan Arsulowicz VP Operations Grand Rapids Christina Dickerson VP Corporate Development Great Pacific Capital

CY 2017 CY 2018 1H 2H 1H 2H Results of Pilot BE study on donepezil Pivotal BE study on donepezil PK results on optimized memantine Pilot BE study on memantine Twirla resubmission* Twirla NDA response* Advancing Pipeline with Near-term Milestones 3Q CY 2017 1H CY 2017 Data 1H CY 2017 Anticipating 6-Month FDA Review Start 1Q CY 2018 Start 2H CY 2017 ► Results 1H CY 2018 * Source: Agile Therapeutics

Enabling Technology: Corplex™ Novel combinations of pressure-sensitive and bioadhesive polymers Can adhere to both dry and wet surfaces Sustained drug delivery up to 7 days Load large amounts of drug/liquid Uniquely well-suited for poorly soluble drugs Has enabled first-in-patch applications

Hydrophobic domains provide: Robust adhesive capability Hydrophilic domains provide: Capability to hold liquids with solubilized drug Excellent moisture handling capability Separation of liquid from adhesive Exceptional flexibility and conformability Enhanced stability, loading, and delivery Blending Hydrophilic and Hydrophobic Polymers Over 100 patents issued and pending Hydrophilic Domains Hydrophobic Domains Drug Molecule Hydrophilic Channels Skin Hydrophobic Polymers

Our Focus: CNS Diseases Rationale for transdermal CNS Sustained and consistent drug effect Improve compliance Reduce side effects, especially GI-related Reversibility of patch vs. injectables Alzheimer’s Parkinson’s Schizophrenia Depression Anxiety Bipolar Disorder Epilepsy >5 million people in US have Alzheimer’s* >1 million people in US have Parkinson’s‡ * Alzheimer’s Association, 2016 Report ‡ American Parkinson’s Disease Association

Exelon Daily Patch A Transformational Market Opportunity 9% 51% 39% $0.5 $4.2 $2.3 $1.1 Rivastigmine (Exelon®) Donepezil (Aricept®) Memantine (Namenda®) 2015 U.S. TRx Share Peak WW Oral Sales (Billions) Peak WW Patch Sales (Billions) CNS Specialty Pharma Opportunity Alzheimer’s Treatments Sources: IMS and Novartis SEC filings

Donepezil and Memantine are Dominant Therapies * Major Markets include US, Japan, Germany, UK, France, Spain and Italy **Pre-disease indicates 1-2 years prior Source: DR/Decision Resources, LLC, 2014 market data for all formulations Major Market* Patient Share Donepezil is dominant agent throughout disease progression Memantine is typically added later in disease

Once-weekly Patch Benefits Patients and caregivers have challenges with daily medication Difficulties/willingness to swallow pills increase with disease progression Patches offer the potential for lower incidence of GI adverse events AChEI adherence is correlated with reductions in acute healthcare costs for Alzheimer’s patients Source: Mucha L. JMCP. Vol.14, No. 5, June 2008

Physician Intent to Prescribe is High Q: How likely are you to prescribe Corplex Donepezil to your Alzheimer’s patients? Probably (42%) Definitely (31%) Undecided Probably not (5%) Definitely not (1%) Likely Not likely U.S. survey of 225 physicians; 150 family practitioners and 75 neuros Assumes $40/month copay and no benefit in GI adverse events Interest level increases with severity of disease Copay costs are an important attribute in treatment choice Source: Primary research conducted by Bell Falla and Associates LLC on behalf of Corium 6% 20% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% Not Likely Undecided Likely

Caregiver Interest and Intent to Fill is High

INTENT TO FILL PRESCRIPTION

Survey of 300 U.S. caregivers: numbers in parentheses indicate number of patients in survey being treated with that agent (some patients were on more than one agent). Percentages <1% are not shown in chart.



% in top 2 boxes:
87%
87%
87%
94%
Definitely would be filled
Probably would be filled
Might or might not be filled
Probably would not be filled
Definitely would not be filled
64%
24%
9%
2%
3%
60%
27%
8%
3%
3%
69%
18%
10%
1%
2%
72%
22%
6%
RANDOM SAMPLE
(n=281)
DONEPEZIL ORAL
(n=158)
MEMANTINE ORAL
(n=175)
RIVASTIGMINE PATCH
(n=50)

Q: *"Assume the doctor for the person you care for wrote that person a prescription for a one-month supply of PRODUCT D*. How likely is it that the PRODUCT D prescription would be filled for the person you care for?"*

**Respondents were told to assume a $40/month copay and that PRODUCT D would have no improvement in GI adverse events vs. oral Aricept*

Source: Primary research conducted by John Brodsky et al, LLC on behalf of Corium

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Corium

Payer Approach: Consistent with Exelon Patch Interviews with formulary decision makers at 12 U.S. payers* Level of coverage similar to branded Exelon patch and Namenda XR > 50% of plans would require minimal utilization management At least one generic prescription in past 180 days 3 of 8 Medicaid plans would cover – all with utilization management Type of Plan Tier 2 Tier 3 Not Covered Medicare Part D 2 6 2 Commercial 2 8 0 * Representing coverage of >100 million lives ** Assumes priced below Medicare Part D Specialty Tier ($670/Rx in 2017) *** PBM = Pharmacy Benefit Manager Indicated Coverage Level** Source: Primary research conducted by Mary Bordeaux Consulting on behalf of Corium Plan Type National Plan National PBM*** Regional Plan/PBM Medicaid-focused

Validated Pricing for Branded Transdermal Products 2015 TRx* in U.S. for Acetylcholinesterase Inhibitor (AChEI) Class = 13.3M Each 1% in U.S. market share = 133K TRx Each 1% of branded U.S. AChEI market = $94M * Source: IMS. TRx = Total Prescriptions (new plus refills) On average, each TRx represents 1.3 months’ of drug † Source: Redbook Branded Exelon patch monthly WAC† = $544

Memantine Market Research Results very similar to donepezil 62% of physicians likely to prescribe* (vs. 73% for donepezil) 77% of caregivers intend to fill prescriptions† (vs. 87% for donepezil) Payers indicate coverage for memantine the same as for donepezil‡ No payer objected to covering both products * Source: Primary research conducted by Bell Falla and Associates LLC on behalf of Corium † Source: Primary research conducted by John Brodsky et al, LLC on behalf of Corium ‡ Source: Primary research conducted by Mary Bordeaux Consulting on behalf of Corium

Positive FDA Guidance on Bioequivalence Pathway FDA agreed with proposed BE approach for both drugs Written responses confirmed clinical study designs and regulatory pathway Guidance based on Phase 1 PK profiles generated in 1H 2016 Key factor is long half life: donepezil = 70 hours; memantine = 60-80 hours Both reach steady state in 3-4 weeks Studies target bioequivalence (BE) to oral Aricept® and oral Namenda XR® Requires statistically similar patterns of blood concentrations over time Evaluated at steady state (during Week 5); healthy subjects Substantially reduces time, cost and complexity of clinical program

Corium’s Bioequivalence Pathway Experience Therapeutic Area Demonstrated Bioequivalence Pain 41 subjects Hypertension 28 subjects Urology 39 subjects Motion Sickness 37 subjects Women’s Health 37 subjects A proven BE track record with different types of molecules

Pilot Study Design and Timing Three period, three-treatment, randomized crossover study 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PK PK PK Cohort 1 Screening 5mg 10mg Aricept Oral Washout 5mg 10mg Patch B Washout 5mg 10mg Patch A Follow-Up PK PK PK Cohort 2 Screening 5mg 10mg Patch A Washout 5mg 10mg Aricept Oral Washout 5mg 10mg Patch B Follow-Up PK PK PK Cohort 3 Screening 5mg 10mg Patch B Washout 5mg 10mg Patch A Washout 5mg 10mg Aricept Oral Follow-Up Actual sequence of final two treatments to be randomized Week

Pilot Study Update (as of Week 13) Enrollment 60 subjects enrolled at start of study 56 completed Treatment Period 1 All 56 started Treatment Period 2 Steady state PK profiles Very consistent with projections Systemic safety Early signals of possible differentiation Skin tolerability Very good, consistent with earlier trials

Mean Projected* Concentrations at Steady State Projected* PK Profile from Phase 1 Data Corplex Donepezil QW Aricept PO QD (Day 7) AUCDay7 AUCtau,ss = 7 x AUCD7 AUC = AUC over dosage interval PO = Per oral QW = Once weekly QD = Once-daily Aricept Projected Daily PK * Projections based on one-week PK study (Sep 2016) of Corplex Donepezil and Oral Aricept (n=6) Cmax,ss 0 10 20 30 40 50 60 0 1 2 3 4 5 6 7 Mean Plasma Donepezil Concentration (ng/mL) Days at Projected Steady State

Observed PK Profiles from Pilot BE* Cmax,ss Oral PK measured only on Day 7 Oral Aricept Projected Daily PK * Preliminary parallel data from first 5-week treatment period of pilot study (Dec 2016) Mean Observed Concentrations at Steady State 0 10 20 30 40 50 60 70 0 1 2 3 4 5 6 7 Mean Plasma Donepezil Concentration (ng/ml) Days at Steady State (Week 5) Patch B (n=19) Patch A (n=19) 10 mg Oral Aricept (n=18)

Most Common GI* Side Effects (Through Week 11) * GI = Gastrointestinal 0 1 2 4 5 2 2 3 10 3 4 7 0 2 4 6 8 10 12 Nausea Vomiting Diarrhea Constipation Number of Subjects Reporting Adverse Reaction GI - Related Adverse Reactions, by Subject Count (out of total 20 per treatment arm) Patch A Patch B Oral Aricept

Favorable Skin Tolerability 38 * Score on a rating scale of 0 (none) to 7 (strong reaction beyond test site) per FDA draft guidance on dermal response Number of subjects exhibiting no irritation (Score of 0) are not displayed in chart above 6 3 3 2 2 1 0 5 10 15 20 25 30 35 Day One Day Two Day Three Number of Subjects Days Post Patch Removal Observed Skin Irritation (out of 38 subjects) Score of 1* Score of 2*

Parallel Pathways to Commercialization 2016 2017 2018 2019 2020 2021 Pilot BE IND Pivotal BE File NDA Commercialize Donepezil Memantine Pilot BE IND Pivotal BE File NDA Commercialize Prep PK Wear

Compelling Momentum in Alzheimer’s Programs Products delivering two most widely prescribed drugs Pursuing streamlined development path Early data in Donepezil pilot is promising Potential approval 2019 Memantine following closely Demonstrated market value; reimbursement comparable to Exelon patch Very strong physician and caregiver interest in product Third-party primary research supports potential U.S. market opportunity of >$500M Primary Research and Data Sources: IMS, Bell Falla and Associates LLC, John Brodsky et al, LLC , and Mary Bordeaux Consulting

Advancing Proprietary and Partnered Pipelines

Sponsor	Product	Application	Status
Corium	Corplex Donepezil	Alzheimer's Disease	Pilot BE
Corium	Corplex Memantine	Alzheimer's Disease	Phase 1
Corium	Corplex Ropinirole	Parkinson's Disease	Preclinical
Corium	MicroCor hPTH(1-34)	Osteoporosis	Phase 2
Corium	MicroCor Zolmitriptan	Acute Migraine	Preclinical
mayne pharma	Clonidine TDS	Hypertension	Marketed
endo	Fentanyl TDS	Pain	Marketed
P&G	Crest® Whitestrips (5 Products)	Teeth Whitening	Marketed
Agile Therapeutics	Twirla®	Contraception	Phase 3
mayne pharma	Undisclosed	Motion Sickness	ANDA filed
Aequus	Aripiprazole	Schizophrenia	Phase 1

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Corium

Twirla Product Co-development Program Future revenue growth driver Agile (AGRX) contraceptive patch Exclusive manufacturer Delivers low dose of contraceptive hormones Agile indicating potential approval 2H 2017

Product Concept to Commercialization

R&D Operations



San Francisco Bay Area

- Corplex and MicroCor feasibility
- MicroCor clinical production (Phase 1/2a)

Commercial Manufacturing



Grand Rapids, Michigan

- Corplex scale-up and clinical production
- Turnkey facilities for Agile/Corplex CNS

~ 210 Employees
as of September 30, 2016

29

Corium

FY2016 total revenues of $33M Sole supplier of Crest Whitestrips for P&G $39.8M in unrestricted cash $51M in long term debt (due June 2019) FY2016 average burn of $8.1M/quarter 22.4M shares outstanding 42% shareholder: Essex Woodlands Financial Highlights at September 30, 2016

CY 2017 CY 2018 1H 2H 1H 2H Results of Pilot BE study on donepezil Pivotal BE study on donepezil PK results on optimized memantine Pilot BE study on memantine Twirla resubmission* Twirla NDA response* Advancing Pipeline with Near-term Milestones 3Q CY 2017 1H CY 2017 Data 1H CY 2017 Anticipating 6-Month FDA Review Start 1Q CY 2018 Start 2H CY 2017 ► Results 1H CY 2018 * Source: Agile Therapeutics

High-value CNS pipeline opportunity and strong IP Corplex Memantine as fast follow-on in Alzheimer’s Parkinson’s, migraine, and pain to expand CNS specialty franchise Corium: Growth and Momentum in 2017 Building on 10+ years of development and commercial manufacturing Twirla to drive growth in partner business: potential approval 2H CY 2017 An integrated transdermal products engine Our Approach: Commercialize Transformational CNS Products Lower-risk bioequivalence path could enable launch by 2019 Pilot underway, results expected in 1H 2017 Corplex Donepezil – lead product in Alzheimer’s disease

Nasdaq: CORI